EXHIBIT 99

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO.]


                                                                  P.O. Box 19032
                                                        Green Bay, WI 54307-9032

                                                   FOR MORE INFORMATION CONTACT:
                                                                    Cliff Bowers
                                                                  Vice President
                                                        Corporate Communications
                                                                  (920) 661-2766
-------------------------------
   NEWS RELEASE
   for Immediate Release
-------------------------------


                         AMERICAN MEDICAL SECURITY GROUP
                  REPORTS FIRST QUARTER 2004 FINANCIAL RESULTS

               o 1Q 2004 EARNINGS OF $0.75 PER DILUTED SHARE,
                 INCLUDING PBM SETTLEMENT
               o ADJUSTED 1Q EARNINGS PER DILUTED SHARE OF $0.52 MEETS GUIDANCE
               o 2004 ANNUAL EPS GUIDANCE REAFFIRMED
               o MEDONE NEW-MEMBER ENROLLMENT CONTINUES TO STRENGTHEN

         GREEN BAY, Wis. - May 4, 2004 - American Medical Security Group, Inc. (NYSE: AMZ) (AMS), today reported GAAP net income for the first quarter of 2004 of $11.0 million or $0.75 per diluted share, including a gain of $3.4 million or $0.23 per diluted share (net of tax) received from a settlement of a dispute with the company's former pharmacy benefits manager (PBM).

         Adjusted net income(1) in the quarter was $7.6 million or $0.52 per diluted share. That compares to adjusted net income of $6.4 million or $0.47 per diluted share for the first quarter of 2003 and net income of $7.3 million or $0.50 per diluted share for the fourth quarter of 2003. Adjusted net income excludes realized investment gains, loss from discontinued operations in 2003 and the impact of the PBM settlement recognized during the first quarter of 2004.

                                      More

                                     Ad One

         The following table reconciles GAAP net income and GAAP net income per diluted share to adjusted net income and adjusted net income per diluted share:

                                                        For the three months
                                                           ended March 31,
                                                        2004             2003
                                                      --------------------------
INCOME (millions)
GAAP Net Income                                       $  11.0          $  6.5
  Less: Loss from Discontinued Operations                   -            (0.1)
--------------------------------------------------------------------------------
Income From Continuing Operations                        11.0             6.6
  Less: Realized Investment Gains                           -             0.2
  Less: PBM Settlement                                    3.4               -
--------------------------------------------------------------------------------
Adjusted Net Income (1)                               $   7.6          $  6.4
================================================================================

INCOME PER DILUTED SHARE
GAAP Net income Per Diluted Share                     $  0.75          $ 0.48
  Less: Loss from Discontinued Operations                   -           (0.01)
--------------------------------------------------------------------------------
Income From Continuing Operations                        0.75            0.49
  Less: Realized Investment Gains                           -            0.02
  Less: PBM Settlement                                   0.23               -
--------------------------------------------------------------------------------
Adjusted Net Income Per Diluted Share (1)             $  0.52          $ 0.47
================================================================================

          "We remain pleased with our strong and consistent bottom-line performance," said Samuel V. Miller, AMS Chairman, President and Chief Executive Officer. "Looking ahead, we believe our top-line and membership results will benefit in subsequent quarters of 2004 from investments and upgrades we've made in our field sales force, as well as the continued introduction of new products."

         AMS is aggressively marketing its health savings account (HSA) products, as well as other high-deductible, consumer-directed products for individuals. The company also expects to launch HSA products for small groups later in 2004.

                                    REVENUES
         Total revenues for the first quarter of 2004 were $185.6 million, essentially flat with the $185.5 million reported for the fourth quarter of 2003. Revenues for the first quarter of 2003 were $186.9 million.

                                   MEMBERSHIP
         Total health membership at the end of the first quarter was 536,215. That compares to 546,766 at the end of the fourth quarter of 2003 and 552,303 at the end of first quarter of 2003.

                                      More

                                     Ad Two

          "A drop in dental and self-funded membership accounted for about two-thirds of the company's overall membership decline in the first quarter," said John R. Lombardi, Executive Vice President and Chief Financial Officer. "In addition, our small group market remains soft due in part to job attrition among existing small group customers.

         "While we aren't satisfied with our overall membership results for the quarter, we're pleased that new-member enrollment for our MedOne individual business has now improved over several quarters. That has led to MedOne in-force membership growth for two consecutive quarters."

                              HEALTH SEGMENT RATIOS
         The first quarter 2004 health segment combined ratio (loss ratio plus expense ratio) was 92.1%, including an impact of 300 basis points from the PBM settlement. On an adjusted basis, the first quarter health segment combined ratio was 95.1%. That compares to 95.9% in the first quarter of 2003 and 95.3% in the fourth quarter of 2003.

         The health segment loss ratio was 64.4% in the first quarter of 2004, including the 300-basis-point effect of the PBM settlement. The adjusted loss ratio in the quarter was 67.4%. That compares to 68.1% in the first quarter of 2003 and 67.9% in the fourth quarter.

         AMS' health segment expense ratio of 27.7% for the first quarter of 2004 is down from the 27.8% reported for the first quarter of 2003 and up compared to 27.4% for the fourth quarter of 2003.

                            CASH FLOW & BALANCE SHEET
         Cash flow provided by operations in the quarter was $10.4 million, an improvement of $14.0 million from the first quarter of 2003. The improvement is in part due to the $5.9 million PBM settlement. In the first quarter of 2003, cash used in operations was $3.6 million.

         AMS had a book value per share of $17.11 at March 31, 2004. That compares to $14.68 at the end of the first quarter of 2003 and $16.12 at the end of the fourth quarter of last year.
                                      More

                                    Ad Three

                                  OTHER MATTER
         The company previously announced that it has reached an agreement to certify and settle a class-action lawsuit in Alabama relating to the rating methodology formerly used by the company. The company believes that current reserves for the Alabama settlement are adequate for the expected cost of the settlement.

                                EARNINGS GUIDANCE
         The company anticipates earnings per diluted share will be approximately $0.53 for the second quarter of 2004. The company also reaffirmed its earnings guidance of between $2.13 and $2.18 per diluted share for the full-year 2004, excluding the gain from the PBM settlement. The company's GAAP earnings for the full year are expected to be between $2.36 and $2.41 per diluted share, including the $0.23 per diluted share impact of the PBM settlement discussed earlier.

                                    # # # # #


                                      NOTES
(1) AMS management believes that this measure of profitability provides a meaningful presentation of the underlying earnings of the Company's continuing operations. Adjusted financial measures exclude: (a) loss from discontinued operations in 2003; (b) the impact of the PBM settlement net of tax in 2004; and (c) realized investment gains from the sale of securities net of tax.



         AMS WILL HOST A CONFERENCE CALL TO DISCUSS ITS FINANCIAL RESULTS ON WEDNESDAY MAY 5, 2004, AT 10:00 A.M. (CENTRAL TIME). INTERESTED PARTIES MAY LISTEN TO THE CONFERENCE CALL LIVE VIA THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM. LISTEN-ONLY ACCESS TO THE LIVE CONFERENCE CALL IS ALSO AVAILABLE BY DIALING 913-981-5546. FOLLOWING THE LIVE CALL, A REPLAY WILL BE AVAILABLE UNTIL MIDNIGHT, FRIDAY, MAY 7, 2004, BY DIALING 719-457-0820 (CODE 558874). THIS PRESS RELEASE, ACCOMPANYING FINANCIAL INFORMATION AND OTHER STATISTICAL INFORMATION CONTAINED IN THE CONFERENCE CALL WILL APPEAR IN THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM.

CAUTIONARY STATEMENT: Some of the statements contained in this press release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, unexpected increases in health care costs; the company's ability to predict future health care costs and adequately price its products; the company's ability to expand its distribution network, generate new sales, sell new products and retain existing members; the company's ability to control expenses; legislative and regulatory matters, including delays in regulatory approvals, changes in government regulation, regulatory action resulting from market conduct activity; general business conditions, including competitive practices and demand for the company's existing and new products; adverse outcomes of legal proceedings; publicity about the company; development of and changes in claims and litigation reserves; general economic conditions that impact the performance of the company's investment portfolio or decisions of consumers to purchase our products; and other factors that may be referred to in American Medical Security Group, Inc.'s reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements made in this release express expectations only as of the date they are made. The company does not undertake any obligation to update or revise such statements as a result of new information or future events.

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]


                                   FINANCIAL
                                   SUPPLEMENT

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

INCOME DATA
==================================================================================================================================
(in thousands, except earnings per share)
                                                       ---------------------------------------------------------------------------
                                                                                    2003                                    2004
                                                       ---------------------------------------------------------------------------
                                                         1st Qtr      2nd Qtr      3rd Qtr      4th Qtr      YTD           1st Qtr
                                                       ---------------------------------------------------------------------------
REVENUES
   Premiums                                            $ 179,055    $ 178,776    $ 176,735    $ 177,852    $ 712,418     $ 177,722
   Investment income                                       3,402        3,345        3,211        3,573       13,531         3,538
   Realized investment gain                                  375           91        1,416           28        1,910            65
   Fees & other                                            4,040        3,845        3,899        4,073       15,857         4,249
                                                       ----------   ----------   ----------   ----------   ----------    ---------
     Total revenues                                      186,872      186,057      185,261      185,526      743,716       185,574

EXPENSES
   Benefits                                              120,598      119,315      119,218      119,366      478,497       118,505
   General and administrative                             29,284       29,244       26,908       27,989      113,425        28,187
   Commissions and selling                                24,042       24,294       24,292       24,455       97,083        24,749
   Interest expense                                          339          324          309          283        1,255           221
   Depreciation                                            1,777        1,664        1,673        1,660        6,774         1,591
   Amortization                                              238          239          238          188          903           163
                                                       ----------   ----------   ----------   ----------   ----------    ---------
     Total expenses                                      176,278      175,080      172,638      173,941      697,937       173,416
                                                       ----------   ----------   ----------   ----------   ----------    ---------

INCOME FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                                    10,594       10,977       12,623       11,585       45,779        12,158

Income taxes                                               3,997        4,151        4,735        4,318       17,201         4,515
                                                       ----------   ----------   ----------   ----------   ----------    ---------
INCOME FROM CONTINUING OPERATIONS                          6,597        6,826        7,888        7,267       28,578         7,643

PBM settlement, net of tax                                     -            -            -            -            -         3,356
Income (loss) from discontinued operations                  (134)         (57)         923            -          732             -
                                                       ----------   ----------   ----------   ----------   ----------    ---------
NET INCOME                                             $   6,463    $   6,769    $   8,811    $   7,267    $  29,310     $  10,999
                                                       ==========   ==========   ==========   ==========   ==========    =========


PER SHARE DATA

   Adjusted net income - diluted (1)                     $  0.47    $    0.48    $    0.49    $    0.50    $    1.94     $    0.52
   Income from continuing operations - diluted           $  0.49    $    0.49    $    0.55    $    0.50    $    2.03     $    0.52
   Income (loss) from discontinued operations - diluted  $ (0.01)   $       -    $    0.06    $       -    $    0.05     $       -

   Net income - basic                                    $  0.50    $    0.51    $    0.66    $    0.54    $    2.21     $    0.81
   Net income - diluted                                  $  0.48    $    0.48    $    0.61    $    0.50    $    2.08     $    0.75

   Weighted average common shares - basic                 12,981       13,160       13,392       13,542       13,270        13,627
   Weighted average common shares - diluted               13,575       14,015       14,340       14,464       14,100        14,585


MARGIN ANALYSIS
   Income before income taxes                               5.7%         5.9%         6.8%         6.2%         6.2%          6.6%
   Net income                                               3.5%         3.6%         4.8%         3.9%         3.9%          5.9%


(1) - See page 8 for reconciliation of GAAP net income to adjusted net income.

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

FINANCIAL DATA
==================================================================================================================================
(in thousands, except membership)
                                                     -----------------------------------------------------------------------------
                                                                                    2003                                    2004
                                                     -----------------------------------------------------------------------------
                                                         1st Qtr      2nd Qtr      3rd Qtr      4th Qtr      YTD           1st Qtr
                                                     -----------------------------------------------------------------------------
REVENUE MIX
   Health premiums                                     $ 175,924    $ 175,703    $ 173,744    $ 174,871    $ 700,242     $ 174,810
   Life premiums                                           3,131        3,073        2,991        2,981       12,176         2,912
   Investment income                                       3,777        3,436        4,627        3,601       15,441         3,603
   Service fees                                            4,040        3,845        3,899        4,073       15,857         4,249
                                                       ----------   ----------   ----------   ----------   ----------    ---------
      Total revenues                                   $ 186,872    $ 186,057    $ 185,261    $ 185,526    $ 743,716     $ 185,574
                                                       ==========   ==========   ==========   ==========   ==========    =========


MEMBERSHIP ANALYSIS
   Fully insured medical                                 278,091      275,323      270,401      273,252      273,252       269,697
   Self funded medical                                    42,704       42,568       43,858       46,012       46,012        44,400
   Dental                                                231,508      228,610      226,734      227,502      227,502       222,118
                                                       ----------   ----------   ----------   ----------   ----------    ---------
      Total Health                                       552,303      546,501      540,993      546,766      546,766       536,215

   Life                                                  144,207      141,930      137,395      136,423      136,423       132,437


FINANCIAL STATISTICS
   Book value per share                                $   14.68    $   15.27    $   15.71    $   16.12    $   16.12     $   17.11
   Cash flow from operations                           $  (3,575)   $   1,978    $   9,092    $  12,630    $  20,125     $  10,422
   Return on equity, annualized                            14.2%        13.9%        15.3%        13.6%        14.3%         13.6%
   Debt to total capital                                   15.0%        14.1%        13.5%        12.2%        12.2%         11.5%
   Common shares outstanding, net of treasury             12,936       13,254       13,434       13,511       13,511        13,549


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

BALANCE SHEETS

(in thousands)

                                                                      ------------------------------------------------------------
                                                                                           2003                             2004
                                                                      ------------------------------------------------------------
                                                                        3/31         6/30         9/30         12/31        3/31
                                                                      ------------------------------------------------------------
ASSETS

Investments:
     Fixed maturity securities available for sale, at fair value      $ 283,595    $ 286,044    $ 286,324    $ 302,277   $ 313,813
     Fixed maturity securities held to maturity, at amortized cost        3,175        3,168        3,483        3,377       3,170
     Trading securities, at fair value                                    1,142        1,217        1,254        1,424       1,582
                                                                      ---------    ---------    ---------    ---------   ---------
          Total investments                                             287,912      290,429      291,061      307,078     318,565

Cash and cash equivalents                                                20,396       22,036       30,183       17,289      18,716

Other assets:
     Property and equipment, net                                         34,112       35,118       34,445       37,446      37,441
     Goodwill and other intangibles, net                                 35,468       35,229       34,283       34,095      33,932
     Other assets                                                        50,737       49,239       49,378       48,179      44,594
                                                                      ---------    ---------    ---------    ---------   ---------
          Total other assets                                            120,317      119,586      118,106      119,720     115,967
                                                                      ---------    ---------    ---------    ---------   ---------
TOTAL ASSETS                                                          $ 428,625    $ 432,051    $ 439,350    $ 444,087   $ 453,248
                                                                      =========    =========    =========    =========   =========


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Medical and other benefits payable                               $ 131,650    $ 131,023    $ 127,023    $ 129,809   $ 123,426
     Advance premiums                                                    17,300       16,453       16,150       15,865      16,902
     Payables and accrued expenses                                       23,466       21,039       24,020       24,099      22,539
     Notes payable                                                       33,558       33,258       32,958       30,158      30,158
     Other liabilities                                                   32,736       27,860       28,162       26,332      28,436
                                                                      ----------   ----------   ----------   ----------  ----------
          Total liabilities                                             238,710      229,633      228,313      226,263     221,461

Shareholders' equity:
     Common stock                                                        16,654       16,654       16,654       16,654      16,654
     Paid-in capital                                                    190,367      192,362      193,509      194,431     194,426
     Retained earnings                                                    9,321       16,090       24,901       32,168      43,167
     Unrealized gain on investments                                       8,090        9,964        7,521        6,133       8,869
     Treasury stock                                                     (34,517)     (32,652)     (31,548)     (31,562)    (31,329)
                                                                      ----------   ----------   ----------   ----------  ----------
          Total shareholders' equity                                    189,915      202,418      211,037      217,824     231,787
                                                                      ----------   ----------   ----------   ----------  ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $ 428,625    $ 432,051    $ 439,350    $ 444,087   $ 453,248
                                                                      ==========   ==========   ==========   ==========  ==========

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - HEALTH

(in thousands, except financial statistics)

                                                     -----------------------------------------------------------------------------
                                                                                    2003                                    2004
                                                     -----------------------------------------------------------------------------
                                                         1st Qtr      2nd Qtr      3rd Qtr      4th Qtr      YTD           1st Qtr
                                                     -----------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                                         $ 175,924    $ 175,703    $ 173,744    $ 174,871    $ 700,242     $ 174,810
      Investment income                                    1,715        1,683        1,596        1,675        6,669         1,568
      Other revenue                                        3,965        3,772        3,828        4,008       15,573         4,193
                                                       ---------    ---------    ---------    ---------    ---------     ----------
   Total revenues                                        181,604      181,158      179,168      180,554      722,484       180,571

   Expenses:
      Benefits                                           119,783      118,637      118,518      118,708      475,646       117,904
      PBM settlement (pre-tax)                                 -            -            -            -            -        (5,339)
      General and administrative                          29,352       29,189       27,090       28,004      113,635        28,345
      Commissions and selling                             23,472       23,724       23,727       23,901       94,824        24,200
                                                       ---------    ---------    ---------    ---------    ---------     ----------
   Total expenses                                        172,607      171,550      169,335      170,613      684,105       165,110
                                                       ---------    ---------    ---------    ---------    ---------     ----------
   Income before income taxes                          $   8,997    $   9,608    $   9,833    $   9,941    $  38,379     $  15,461
                                                       =========    =========    =========    =========    =========     ==========



FINANCIAL STATISTICS

   Loss ratio                                              68.1%        67.5%        68.2%        67.9%        67.9%         64.4%

   Expense ratio:
      General and administrative                           14.4%        14.5%        13.4%        13.7%        14.0%         13.8%
      Commissions and selling                              13.3%        13.5%        13.7%        13.7%        13.5%         13.8%
                                                       ---------    ---------    ---------    ---------    ---------     ----------
   Total expense ratio                                     27.8%        28.0%        27.0%        27.4%        27.5%         27.7%
                                                       ---------    ---------    ---------    ---------    ---------     ----------
   Combined ratio                                          95.9%        95.5%        95.3%        95.3%        95.5%         92.1%
                                                       =========    =========    =========    =========    =========     ==========
   Premiums per member per month:
      Fully insured medical                            $     181    $     184    $     184    $     185    $     183     $     186
      Self funded                                             53           53           55           53           54            55
      Dental                                                  23           23           24           24           23            24
      Short-term disability                                   22           22           23           23           22            23

   Benefits cost per member per month:
      Fully insured medical                            $     125    $     124    $     127    $     128    $     126     $     119
      Self funded                                             27           36           40           29           33            39
      Dental                                                  15           16           15           15           15            15
      Short-term disability                                   12            8            3            4            7             6

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - LIFE

(in thousands, except financial statistics)
                                                     -----------------------------------------------------------------------------
                                                                                     2003                                    2004
                                                     -----------------------------------------------------------------------------
                                                           1st Qtr      2nd Qtr     3rd Qtr       4th Qtr     YTD           1st Qtr
                                                     -----------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                                         $   3,131    $   3,073    $   2,991    $   2,981    $  12,176     $  2,912
      Investment income                                      133          129          121          129          512          121
      Other revenue                                           75           73           71           65          284           56
                                                       ---------    ---------    ---------    ---------    ---------     --------
   Total revenues                                          3,339        3,275        3,183        3,175       12,972        3,089

   Expenses:
      Benefits                                               837          679          700          658        2,874          601
      General and administrative                             510          487          383          415        1,795          402
      Commissions and selling                                589          585          582          575        2,331          564
                                                       ---------    ---------    ---------    ---------    ---------     --------
   Total expenses                                          1,936        1,751        1,665        1,648        7,000        1,567
                                                       ---------    ---------    ---------    ---------    ---------     --------
   Income before income taxes                          $   1,403    $   1,524    $   1,518    $   1,527    $   5,972     $  1,522
                                                       =========    =========    =========    =========    =========     ========


FINANCIAL STATISTICS

   Loss ratio                                              26.7%        22.1%        23.4%        22.1%        23.6%        20.6%

   Expense ratio:

      General and administrative                           13.9%        13.5%        10.4%        11.7%        12.4%        11.9%
      Commissions and selling                              18.8%        19.0%        19.5%        19.3%        19.1%        19.4%
                                                       ---------    ---------    ---------    ---------    ---------     --------
   Total expense ratio                                     32.7%        32.5%        29.9%        31.0%        31.6%        31.3%
                                                       ---------    ---------    ---------    ---------    ---------     --------
   Combined ratio                                          59.4%        54.6%        53.3%        53.1%        55.2%        51.9%
                                                       =========    =========    =========    =========    =========     ========

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
AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER

(in thousands)
                                                     -----------------------------------------------------------------------------
                                                                                    2003                                    2004
                                                     -----------------------------------------------------------------------------
                                                          1st Qtr      2nd Qtr     3rd Qtr       4th Qtr      YTD          1st Qtr
                                                     -----------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Investment income                                $  1,554     $  1,533     $  1,494     $  1,769     $  6,350      $ 1,849
      Realized investment gain                              375           91        1,416           28        1,910           65
   Total revenues                                         1,929        1,624        2,910        1,797        8,260        1,914

   Expenses:
      Benefits                                              (22)          (1)           -            -          (23)           -
      General and administrative                          1,199        1,232        1,108        1,230        4,769        1,031
      Commissions and selling                               (19)         (15)         (17)         (21)         (72)         (15)
      Interest expense                                      339          324          309          283        1,255          221
      Amortization of intangibles                           238          239          238          188          903          163
                                                       ---------    ---------    ---------    ---------    ---------     --------
   Total expenses                                         1,735        1,779        1,638        1,680        6,832        1,400
                                                       ---------    ---------    ---------    ---------    ---------     --------
   Loss before income taxes                            $    194     $   (155)    $  1,272     $    117     $  1,428      $   514
                                                       =========    =========    =========    =========    =========     ========

AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME

(in thousands, except earnings per share)
                                                     -----------------------------------------------------------------------------
                                                                                      2003                                  2004
                                                     -----------------------------------------------------------------------------
                                                           1st Qtr      2nd Qtr      3rd Qtr      4th Qtr     YTD          1st Qtr
                                                     -----------------------------------------------------------------------------
INCOME
   GAAP Net income                                     $  6,463     $  6,769     $  8,811     $  7,267     $ 29,310      $ 10,999

   Less:
   Income (loss) from discontinued operations              (134)         (57)         923            -          732             -
                                                       ---------    ---------    --------     --------     --------      --------
   Income from continuing operations                      6,597        6,826        7,888        7,267       28,578        10,999

   Less:
   PBM settlement, net of tax                                 -            -            -            -            -         3,356
   Realized investment gains, net of tax                    234           57          885           18        1,192            41
                                                       ---------    ---------    --------     --------     --------      --------
   Adjusted net income                                 $  6,363     $  6,769     $  7,003     $  7,249     $ 27,386      $  7,602
                                                       =========    =========    ========     ========     ========      ========


INCOME PER SHARE - DILUTED
   GAAP Net income per share                           $   0.48     $   0.48     $   0.61     $   0.50     $   2.08      $   0.75

   Less:
   Income (loss) from discontinued operations             (0.01)           -         0.06            -         0.05             -
                                                       ---------    ---------    --------     --------     --------      --------
   Income from continuing operations                       0.49         0.49         0.55         0.50         2.03          0.75

   Less:
   PBM settlement, net of tax                                 -            -            -            -            -          0.23
   Realized investment gains, net of tax                   0.02            -         0.06            -         0.08             -
                                                       ---------    ---------    --------     --------     --------      --------
   Adjusted net income per share                       $   0.47     $   0.48     $   0.49     $   0.50     $   1.94      $   0.52
                                                       =========    =========    ========     ========     ========      ========


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